News Release

Media Contact:
Justine Fauci, Sprint
913-575-0936
Justine.Fauci@sprint.com

Media Contact:
Lisa Anselmo, Altice USA
516-803-2362
Lisa.Anselmo@alticeusa.com

Sprint, Altice USA Announce Strategic MVNO Agreement

Strategic agreement accelerates Sprint’s network densification efforts;
expands Altice USA’s connectivity solutions

OVERLAND PARK, Kan. and NEW YORK, NY – Nov. 5, 2017 – Sprint (NYSE: S) and Altice USA (NYSE: ATUS) today announced a new multi-year strategic agreement. Under the terms of the agreement Altice USA will utilize Sprint’s network to provide mobile voice and data services to its customers throughout the nation, and Sprint will leverage the Altice USA broadband platform to accelerate the densification of its network.

In this first of its kind agreement, Sprint will provide Altice USA with access to its full MVNO model, allowing Altice USA to connect its network to the Sprint Nationwide network and have control over the Altice USA mobile features, functionality, and customer experience. In exchange, Altice USA will leverage its network to support Sprint’s network densification efforts and establish a differentiated network operating model going forward.

“We are incredibly excited to work with Altice USA on this innovative win-win solution that benefits both of our companies,” said Sprint President & CEO Marcelo Claure. “As content and connectivity continue to converge, we believe this approach will be a model for future strategic arrangements across multiple industries including cable, tech and others.”

Claure continued, “Sprint has more spectrum and capacity than any other carrier in the U.S. This is a tremendous advantage, allowing Altice USA customers to experience our best-ever network that offers the speed, capacity and reliability that customers demand in this data-driven world. This agreement also gives us a unique opportunity to accelerate the work we are doing to massively densify our network across Altice’s U.S. footprint.”

“Sprint is an ideal strategic partner for Altice USA given our shared vision around converged customer experiences,” said Altice USA Chairman & CEO Dexter Goei. “Altice is a convergent leader with more than 26 million mobile customers in countries including France, Portugal, Israel, and the Dominican Republic, and we are excited to bring our global expertise to the U.S. to enhance and strengthen our offerings. Working together we will be able to capitalize on Sprint’s vast mobile network, which fits well alongside Altice USA’s deep WiFi network, and leverage Altice’s global mobile experience to deliver greater value, more benefits and seamless connectivity for our U.S. customers.”

News Release

Altice USA is one of the nation’s largest broadband communications and video service providers, providing internet, TV, WiFi and phone products under its Optimum and Suddenlink brands.  The company is currently building a next-generation fiber-to-the-home network and is the only major U.S. cable provider to have announced a large-scale fiber deployment. Altice USA has more than 4.9 million residential and business customers making the company a strong starting point in Sprint’s efforts to leverage the convergence of the connectivity marketplace. Sprint is working to significantly densify its network through the deployment of small cells and other solutions, with the goal of further improving network performance and the customer experience. Sprint’s Densification and Optimization toolkit includes a variety of solutions from traditional macro towers to small cells including Sprint Magic Box, airpoles, strand mounts and repeaters. With spectrum holdings of 204 MHz of spectrum and more than 160 MHz of 2.5 GHz in the top 100 markets, Sprint has more spectrum capacity than any other U.S. carrier enabling it to keep pace with customer’s growing demand for Unlimited data now and well into the future.

About Sprint
Sprint (NYSE: S) is a communications services company that creates more and better ways to connect its customers to the things they care about most. Sprint served 54 million connections as of Sept. 30, 2017 and is widely recognized for developing, engineering and deploying innovative technologies, including the first wireless 4G service from a national carrier in the United States; leading no-contract brands including Virgin Mobile USA, Boost Mobile, and Assurance Wireless; instant national and international push-to-talk capabilities; and a global Tier 1 Internet backbone. Sprint has been named to the Dow Jones Sustainability Index (DJSI) North America for the past five years. You can learn more and visit Sprint at www.sprint.com or www.facebook.com/sprint and www.twitter.com/sprint.

About Altice USA
Founded in 2001 by entrepreneur Patrick Drahi, Altice is a convergent global leader in telecoms, content, media, entertainment and advertising. Altice delivers innovative, customer-centric products and solutions that connect and unlock the limitless potential of its more than 50 million customers over fiber networks and mobile broadband. The company enables millions of people to live out their passions by providing original content, high-quality and compelling TV shows, and international, national and local news channels. Altice delivers live broadcast premium sports events and enables millions of customers to enjoy the most well-known media and entertainment. Altice innovates with technology in its Altice Labs across the world. Altice links leading brands to audiences through premium advertising solutions. Altice is also a global provider of enterprise digital solutions to millions of business customers. Altice is present in 10 territories from New York to Paris, from Tel Aviv to Lisbon, from Santo Domingo to Geneva, from Amsterdam to Dallas. Altice (ATC & ATCB) is listed on Euronext Amsterdam. Altice USA (NYSE: ATUS), the U.S. business of Altice, is one of the largest broadband communications and video services providers in the United States, delivering broadband, pay television, telephony services, Wi-Fi hotspot access, proprietary content and advertising services across 21 states through its Optimum and Suddenlink brands.

News Release

SAFE HARBOR

This release includes “forward-looking statements” within the meaning of the securities laws. The words “may,” “could,” “should,” “estimate,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “target,” “plan,” “will,” “providing guidance,” and similar expressions are intended to identify information that is not historical in nature. All statements that address operating performance, events, or developments that we expect or anticipate may occur in the future — including statements relating to the success of the new relationship, including the network densification and operating model, as well as statements expressing general views about future services, efficiencies, and network performance and build of such transaction — are forward-looking statements. Forward-looking statements are estimates and projections reflecting management’s judgment based on currently available information and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. With respect to these forward-looking statements, management of Sprint and Altice have made assumptions regarding, among other things, the ability to operationalize the anticipated benefits from the transaction, including anticipated efficiencies of the agreement; the development and deployment of new technologies and services; efficiencies and cost savings of new technologies and services; customer and network usage; connection growth and retention; service, speed, coverage and quality; availability of devices; availability of various financings; the timing of various events; regulatory approvals and the economic environment. Sprint and Altice believe these forward-looking statements are reasonable; however, you should not place undue reliance on forward-looking statements, which are based on current expectations and speak only as of the date when made. Sprint and Altice undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from Sprint and Altice’s historical experience and present expectations or projections. Factors that might cause such differences include, but are not limited to, those discussed in Sprint Corporation’s Annual Report on Form 10-K for the period ended March 31, 2017 and in Altice’s filing with the Securities and Exchange Commission. You should understand that it is not possible to predict or identify all such factors. Consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

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